UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement ☐ Definitive Proxy Statement ☐ Definitive Additional Materials ☒ Soliciting Material Pursuant to §240.14a-12	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Constellation Energy Partners LLC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CONSTELLATION ENERGY PARTNERS LLC

November 20, 2012

Dear Unitholder,

You recently received proxy materials in connection with the 2012 Annual Meeting of Unitholders of Constellation Energy Partners LLC to be held on Friday, December 14, 2012 at 8 a.m. local time at 1801 Main Street, Houston, TX 77002 and, according to our records, your PROXY VOTE for this Annual Meeting HAS NOT YET BEEN RECEIVED.

The Board of Managers recommends a “FOR” vote on all proposals.

Regardless of the number of units you own, it is important that your vote is represented at the Annual Meeting. Your vote matters to us and we need your support.

Please vote your common units now so that your vote can be counted without delay. Voting is easy. You may use one of the options below to ensure that your vote is promptly recorded in time for the Annual Meeting:

•	VOTE BY TOUCH-TONE PHONE: 800-454-8683

•	VOTE VIA THE INTERNET: www.proxyvote.com

•	VOTE BY MAIL: You may cast your vote by mail by completing, signing, dating and mailing the enclosed Vote Instruction Form in the postage-prepaid return envelope provided.

YOUR PARTICIPATION IS IMPORTANT - PLEASE VOTE TODAY!

If you require assistance voting, please call our Proxy Solicitor Alliance Advisors at 1-877-777-5603

We appreciate your support.

IF YOU HAVE RECENTLY MAILED YOUR PROXY CARD OR CAST YOUR VOTE BY PHONE OR INTERNET, PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.